UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2015

CORPORATE CAPITAL TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	814-00827	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Decrease in Public Offering Price

On September 29, 2015, the board of directors of Corporate Capital Trust, Inc. (the “Company”) decreased the offering price of the Company’s public offering of common stock from $10.75 per share to $10.45 per share. The new price will take effect for the weekly closings for subscriptions for our common stock commencing on September 30, 2015. The purpose of this action is to ensure that the Company’s net asset value per share is not less than 97.5% of the net offering price. As a result of the decrease in the Company’s public offering price, the maximum sales load and the net proceeds per share will correspondingly decrease from $1.075 to $1.045 and from $9.675 to $9.405, respectively.

Declaration of Distribution

On September 29, 2015, the Company’s board of directors declared distribution rates per share of $0.015483, based on weekly record dates for the time period beginning on October 6, 2015 through and including October 27, 2015. With the new offering price, the annualized distribution yield will increase from 7.49% to 7.70%. It is anticipated that these distributions, in the aggregate, will be supported by the Company’s estimated annual taxable income; and the sources of distributions will be disclosed in the Company’s regular financial reports. Distributions will be paid monthly in accordance with the below schedule:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share
October 6, 2015	October 28, 2015	$0.015483
October 13, 2015	October 28, 2015	$0.015483
October 20, 2015	October 28, 2015	$0.015483
October 27, 2015	October 28, 2015	$0.015483

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that are not statements of historical or current fact may constitute forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. While the Company believes that the current expectations reflected in its forward-looking statements are based upon reasonable assumptions, such statements are inherently susceptible to a variety of risks, uncertainties, changes in circumstances and other factors, many of which are beyond the Company’s ability to control or accurately predict. Given these uncertainties, the Company cautions investors and potential investors not to place undue reliance on such statements.

Forward-looking statements speak only as of the date on which they are made; and the Company undertakes no obligation, and expressly disclaims any obligation, to publicly release the results of any revisions to its forward-looking statements made to reflect future events or circumstances, new information, changed assumptions, the occurrence of unanticipated subsequent events, or changes to future operating results over time, except as otherwise required by law.

The Company’s forward-looking statements and projections are excluded from the safe harbor protection of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2015		CORPORATE CAPITAL TRUST, INC. a Maryland Corporation

	By:	/s/ Steven D. Shackelford
Steven D. Shackelford President and Chief Financial Officer